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Defined Asset Funds[sm]

SELECT TEN PORTFOLIO
Sometimes, simple
strategies can be
the most effective.

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Our Select Ten Portfolio -- It's simple.

A Simple Strategy for Total Return

The Select Ten Portfolio seeks total return over a one-year period by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA).* These companies are highly capitalized and widely held. Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. The strategy of investing in a number of established stocks while their prices are depressed, may increase your potential for total return.

How The Portfolio Works

The Select Ten Portfolio employs a simple strategy of investing in the ten highest dividend-yielding stocks in the DJIA, and holding them for about one year. When a Portfolio ends, you may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy, if available, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for a minimum of three to five years.

Prior Select Ten Portfolio Performance

The chart below shows average annual total returns for each of the four established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:



Series From Inception through 9/30/97

Inception                                                 Return
5/17/91                                      B Series      17.63%
1/3/92                                       A Series      17.86%
9/1/92                                       C Series      20.75%
7/22/96                                      3 Series      32.60%

Most Recently Completed Portfolio

Period                                                     Return
5/20/96-6/27/97                              B Series      27.54%
1/18/96-2/28/97                              A Series      31.27%
9/12/95-10/31/96                             C Series      30.30%
7/22/96-8/29/97                              3 Series      33.68%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price and reflects maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different.

Defining Your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal rate of 28%.

Hypothetical Performance of the Strategy (not any Portfolio)

We Analyzed the Strategy of investing in the ten highest dividend-yielding stocks to see how it would have compared to the DJIA and the S&P 500 Index.* Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 11 and the S&P 500 in 10 of the last 25 years.

Growth of $10,000 invested in 1972 through 9/30/97

[A mountain chart, captioned "Growth of $10,000 invested in 1972 through 9/30/97" compares the cumulative annual performance from 1972 through 9/30/97 of the Strategy (blue), the Dow Jones Industrial Average (DJIA) (pink) and the S&P 500 Index (green). A blue box in the upper left quadrant indicates the components of the Strategy performance section of the chart. The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1972 through 9/30/97. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1972 ending 9/30/97. The initial value of each investment is $10,000. Throughout the period from 1972 through September 30, 1997, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($505,427), the ending value of the DJIA ($251,377) and the ending value of the S&P 500 Index ($237,872).]

There can be no assurance that any Portfolio will outperform either index. Returns shown represent price changes plus dividends distributed (reinvested at each year end in chart and averages). Portfolio performance will differ from the Strategy because of sales charges and expenses, because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.




Annual Total Returns
Strategy returns are net of sales charges and expenses.
                                                       S&P 500                                           S&P 500
      Year         Strategy**          DJIA             Index       Year         Strategy**    DJIA       Index
      1972          20.29             18.21%            18.98%      1986           32.60%     26.91%      18.37%
      1973          -2.99%           -13.12%           -14.66%      1987            5.00%      6.02%       5.67%
      1974          -2.28%           -23.14%           -26.47%      1988           19.53%     15.95%      16.58%
      1975          55.05%            44.40%            36.92%      1989           25.33%     31.71%      31.11%
      1976          32.84%            22.72%            23.53%      1990           -9.91%     -0.57%      -3.20%
      1977          -2.80%           -12.71%            -7.19%      1991           31.40%     23.93%      30.51%
      1978          -1.81%             2.69%             6.39%      1992            6.35%      7.34%       7.67%
      1979          10.38%            10.52%            18.02%      1993           24.95%     16.72%       9.97%
      1980          24.40%            21.41%            31.50%      1994            1.92%      4.95%       1.30%
      1981           5.50%            -3.40%            -4.83%      1995           34.51%     36.48%      37.10%
      1982          23.49%            25.79%            20.26%      1996           25.97%     28.57%      22.69%
      1983          36.49%            25.68%            22.27%    9/30/97          22.11%     24.80%      29.45%
      1984           5.37%             1.06%             5.95%    Average          16.46%     13.34%      13.10%
      1985          26.66%            32.78%            31.43%

* Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial
Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed, nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

** Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses (about 0.21% a year).

Select Ten Highlights

o     Minimum investment of $250 for regular or IRA accounts.
o     Quarterly dividend distributions.
o     Reduced risk by investing in ten different securities.
o     Low initial sales charge; balance deferred.
o     Volume discounts.

Time-Tested Investment Principles

1. Time in the market is more important than timing the market.
2. The stocks to buy are the ones everyone else is selling.
3. Dividends can be an important part of total return.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

First-time investors pay an initial sales charge of approximately 1% when they buy. All investors pay a deferred sales charge of $1.75 per 1,000 units ($17.50 total), deducted in each of the last ten months of the Portfolio.


                                        As a % of
                                     Public Offering      Amount per
                                          Price          1,000 Units
--------------------------------------------------------------------
Initial Sales Charge                      1.00%             $10.00
Deferred Sales Charge                     1.75%             $17.50
                                          ==========================
Maximum Sales Charge                      2.75%             $27.50
Estimated Annual Operating                0.21%              $2.15
Expenses
--------------------------------------------------------------------

If you sell your units before termination, the remaining deferred sales charges are deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee and operating expenses.

Find Out More About Our Current Series.

Defined Asset Funds plans to offer several Select Portfolios each year. For details on our latest offerings, talk to your financial professional.

A free prospectus containing more complete information, including sales charges and expenses on any of these Portfolios, is also available. Read the prospectus carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the next Select Ten Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                                                 14662SJ-10/97

[Copyright]1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated SIPC.